SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

            _________________________________________


                             FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported): January 15, 1997



                    TL LEASE FUNDING CORP. IV
        (Exact Name of Registrant as Specified in Charter)




     Delaware                          33-95108            51-0366091
(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation)                      File Number         Identification
                                                           Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware                                      19801
(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:  (302) 658-7851


Page 1 of 8 sequentially-numbered pages.
Exhibit Index appears on page 4.

Item 5.   OTHER EVENTS

          Attached hereto as Exhibit 99.1 is the Monthly Statement for December 1996 with respect to TLFC IV Equipment Lease Trust 1995-1, a Delaware business trust (the "Trust"), which isssued $89,658,869 aggregate principal amount of its Class A 6.40% Equipment Lease Backed Notes and $10,802,273 aggregate principal amount of its Class B 7.55% Equipment Lease Backed Notes pursuant to an Indenture, dated as of October 6, 1995, between the Trust and Manufacturers and Traders Trust Company, as indenture trustee.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          99.1 Monthly Statement for December 1996 with respect to TLFC IV Equipment Lease Trust 1995-1.


                               SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TL LEASE FUNDING CORP. IV


                         By: /s/ Stephen Hupp
                                 Name: Stephen Hupp
                                 Title:  Vice President - Finance


Dated:    June 26, 1997

                              EXHIBIT INDEX

Exhibit No.    Description                                         Page No.

   99.1        Monthly Statement for December 1996 with respect
	              to TLFC IV Equipment Lease Trust 1995-1                5